Summary of Significant Accounting Policies (Details) - Schedule of Movement in Deferred Revenue ₨ in Millions, $ in Millions	12 Months Ended
	Mar. 31, 2022 INR (₨)	Mar. 31, 2022 USD ($)	Mar. 31, 2021 INR (₨)
Schedule of Movement in Deferred Revenue [Abstract]
Beginning balance	₨ 2,463	$ 32.5	₨ 2,239
Increased as a result of additional cash received against VGF	40	0.5	236
Deferred revenue recognized	3,183	41.9	93
Amount recognized into revenue	(39)	(0.5)	(105)
Ending balance	₨ 5,647	$ 74.4	₨ 2,463